Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, John M. Maslowski, Chief Executive Officer of Fibrocell Science, Inc. (the "Company"), hereby certify that, to the best of my knowledge:

i.the Annual Report on Form 10-K of the Company for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
ii. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 9, 2017

By:	/s/ John M. Maslowski
John M. Maslowski
Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)
Fibrocell Science, Inc.

A signed original of this written statement required by Section 906 has been provided to Fibrocell Science, Inc. and will be retained by Fibrocell Science, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.